SUPPLEMENT DATED FEBRUARY 9, 2004
           TO THE PROXY STATEMENT / PROSPECTUS DATED JANUARY 29, 2004

                  Relating to the acquisition of the assets of
             DAVID L. BABSON GROWTH FUND, INC. (THE "BABSON FUND"),


               By and in exchange for shares of capital stock of
            RBC LARGE CAP EQUITY FUND (THE "LARGE CAP EQUITY FUND"),
         a separate series of RBC FUNDS, INC. (THE "ACQUIRING COMPANY")

                                ---------------

Within the Tax Considerations section on page 22, the first sentence of the fifth paragraph is replaced with the following:

As of October 31, 2003, the Large Cap Equity Fund had a net capital loss carry forward of approximately $25,083,595, net capital losses for the current taxable year of $357,028, and no net unrealized built-in capital losses for the current taxable year.




                                                                             BGR